EXHIBIT 99.1
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               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                  REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, Arthur F. Weinbach, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Automatic Data Processing, Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o 2002 Annual Report on Form 10-K filed with the Commission of Automatic Data Processing, Inc.;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Automatic Data Processing, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.


                                        Subscribed and sworn to
                                        before me this 16th day of
/s/ Arthur F. Weinbach                  September 2002.
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Arthur F. Weinbach                      /s/ Mary Bernadette Woods
September 16, 2002                    -----------------------------------
                                        Notary Public
                                        My Commission Expires: August 29, 2006